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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   DECEMBER 12, 2006
                                                         -----------------------


                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

           NEVADA                     0-27267                   33-0773180
           ------                     -------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

              4 MARCONI, IRVINE, CALIFORNIA                       92618
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      (949) 707-4800
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 12, 2006, we notified Singer Lewak Greenbaum & Goldstein LLP ("SLGG"), the independent registered public accounting firm that was engaged as our principal accountant to audit our consolidated financial statements, that we intended to engage new certifying accountants and thereby were terminating our relationship with SLGG.

         Our decision to change accountants was approved by our audit committee. The reason for the change was to allow us to engage an alternative firm that we believe has adequate resources to provide us with the auditing and tax services we require, on a more cost-effective basis.

         The audit reports of SLGG on our consolidated financial statements and consolidated financial statement schedules as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the years ended December 31, 2005 and 2004 and the subsequent interim period through December 12, 2006, there were no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to SLGG's satisfaction, would have caused SLGG to make reference to the subject matter of the disagreement in connection with its opinion.

         During the years ended December 31, 2005 and 2004 and the subsequent interim period through December 12, 2006, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, except as described below.

     o We conducted an evaluation, with the participation of our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of December 31, 2005, to ensure that information required to be disclosed by us in the reports filed or submitted by us under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities Exchange Commission's rules and forms, including to ensure that information required to be disclosed by us in the reports filed or submitted by us under the Exchange Act is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

         A material weakness is a control deficiency (within the meaning of the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No.
         2) or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Management and SLGG identified the following two material weaknesses which caused management to conclude that, as of December 31, 2005, our disclosure controls and procedures were not effective at the reasonable assurance level:

         1. As a result of our restatement of prior periods' financial statements as of and for the years ended December 31, 2003 and 2002 and for each of the quarterly periods in the years ended December 31, 2003 and 2002, and through the nine months ended September 30, 2004, we were unable to meet our requirements to timely file our Form 10-K for the year ended December 31, 2004 and our Form 10-Q for the quarter ended March 31, 2005.

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                  Although we were able to timely file our Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005, and our Form 10-K for the year ended December 31, 2005, management evaluated, in the first quarter of 2006 and as of December 31, 2005, the impact of our inability to timely file periodic reports with the Securities and Exchange Commission on our assessment of our disclosure controls and procedures and concluded, in the first quarter of 2006 and as of December 31, 2005, that the control deficiency that resulted in the inability to timely make these filings represented a material weakness.

         2. We did not maintain a sufficient complement of finance and accounting personnel to handle the matters necessary to timely file our Form 10-K for the year ended December 31, 2004 and our Form 10-Q for the quarter ended March 31, 2005. Although we were able to timely file our Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005, and our Form 10-K for the year ended December 31, 2005, management evaluated the impact of our lack of sufficient finance and accounting personnel on our assessment of our disclosure controls and procedures and concluded, in the first quarter of 2006 and as of December 31, 2005, that the control deficiency that resulted in our lack of sufficient personnel represented a material weakness.

     o Management and SLGG identified the following material weakness which caused management to conclude that, as of June 30, 2006, our disclosure controls and procedures were not effective at the reasonable assurance level:

         We did not maintain a sufficient complement of finance and accounting personnel to handle the matters necessary to timely file our Form 10-K for the year ended December 31, 2004 and our Form 10-Q for the quarter ended March 31, 2005. In addition, our former Chief Financial Officer resigned in June 2006 and we have not yet located a suitable candidate to fill that position. Although we were able to timely file our Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005, our Form 10-K for the year ended December 31, 2005 and our Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006, management evaluated the impact of our lack of sufficient finance and accounting personnel, including the recent departure of our former Chief Financial Officer in June 2006, on our assessment of our disclosure controls and procedures and concluded, in the third quarter of 2006 and as of June 30, 2006, that the control deficiency that resulted in our lack of sufficient personnel represented a material weakness.

         On December 12, 2006, we engaged Swenson Advisors LLP ("Swenson") as our new certifying accountants. We have not consulted with Swenson in the past regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v).

         On December 15, 2006, we provided SLGG with a copy of the disclosures we are making in response to Item 304(a) of the Securities Act. We requested that SLGG furnish us with a letter addressed to the Securities and Exchange Commission stating whether SLGG agrees with the statements we made in response to Item 304(a) and, if not, stating the respects in which it does not agree.

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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Shell Company Transactions.
                  ---------------------------

                  Not applicable.

         (d)      Exhibits.
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                   Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2006           I/OMAGIC CORPORATION

                                   By: /s/ THOMAS L. GRUBER
                                       -----------------------------------------
                                       Thomas L. Gruber, Chief Financial Officer






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